SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nobel Learning Communities, Inc. • 1615 West Chester Pike, Suite 200 • West Chester, PA 19382

Phone 484-947-2000 • Fax 484-947-2003

Item 8.01. Other Events.

On June 3, 2004, the Registrant adopted minor modifications to the Code of Business Conduct and Ethics previously approved by its Board of Directors in April 2004. A copy of the amended and restated Code of Business Conduct and Ethics is attached hereto as Exhibit 99.1.

On or around September 16, 2004, the Registrant mailed to its stockholders of record as of September 3, 2004 a definitive proxy statement on Schedule 14A, accompanied by a letter to stockholders. A copy of the letter to stockholders which accompanied the definitive proxy statement is attached hereto as Exhibit 99.2.

Item 9.01. Exhibits.

Exhibit 99.1	Code of Business Conduct and Ethics of the Registrant, as adopted June 3, 2004.

Exhibit 99.2	Letter to stockholders of the Registrant, mailed on or about September 16, 2004 to stockholders of record as of September 3, 2004.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: October 5, 2004	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Code of Business Conduct and Ethics of the Registrant, as adopted June 3, 2004.

Exhibit 99.2	Letter to stockholders of the Registrant, mailed on or about September 16, 2004 to stockholders of record as of September 3, 2004.

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